2017 Annual Meeting Exhibit 99.1

disclaimer Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisition of nine branches from Independent Bank in Colorado and our acquisition of Valley Bancorp, Inc.) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2018. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of December 31, 2017. PAGE company OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com Community Banking Full suite of deposit products and services focused on growing core deposits Focused on business lending including CRE Minimal consumer lending and no active single-family mortgage origination Differentiated Model Focus on core deposit funding as well as commercial finance produces top decile net interest margins Multiple product types and broad geographic footprint creates a more diverse business model than other banks our size Executive team and business unit leaders have deep experience in much larger financial institutions Commercial Finance Factoring, asset based lending, equipment finance, and premium finance We focus on what we know: executives leading these platforms all have decades of experience in their respective markets Credit risk is well diversified across industries, product type, and geography

COMPANY OVERVIEW

FRANCHISE HIGHLIGHTS

- Headquartered in Dallas, Texas
- Commenced operations in 2010 following the acquisition and recapitalization of Equity Bank, SSB
- 63 branches in Colorado, Illinois, New Mexico, Iowa, Kansas and Texas (pro forma for the pending bank acquisitions)
- Differentiated business model with a unique mix of community banking and commercial finance products
  - Target loan mix of 60% community banking / 40% commercial finance
- Attractive growth across franchise, through both organic performance and M&A
- Successfully completed acquisitions of ColoEast Bankshares in 2016, 9 Independent Bank Group, Inc. branches in 2017 and Valley Bancorp, Inc. in 2017
- Pending acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp. and Interstate Capital Corp. will add 10 branch locations with $419 million in loans and more than $650 million in deposits

FINANCIAL HIGHLIGHTS ($M)

	2015	2016	2017
Total Assets	$1,691	$2,641	$3,499
Gross Loans HFI	$1,292	$2,028	$2,811
Deposits	$1,249	$2,016	$2,621
Loans / Deposits	103.4%	100.6%	107.2%
Tangible Common Equity[1]	$230	$233	$318
Net Interest Margin	6.49%	5.91%	5.92%
Efficiency Ratio	66.05%	69.84%	62.96%
ROAA	1.89%	1.00%	1.27%
ROATCE[1]	12.98%	8.37%	12.50%
TCE / TA[1]	13.85%	8.98%	9.26%
Leverage Ratio	16.56%	10.85%	11.80%
CET1 Ratio	16.23%	10.18%	9.70%
Tier 1 Ratio	18.23%	11.85%	11.15%
Total RBC Ratio	19.11%	14.60%	13.21%

(1) Reconciliations of non-GAAP financial measures can be found in the appendix

PAGE 4

PLATFORM OVERVIEW – branch network PAGE team members(2) Western division 32 branches in Colorado 2 branches in western Kansas MIDwest division 10 branches in the Quad Cities metroplex 8 branches throughout northern and central Illinois Dallas Corporate Headquarters 1 branch (Primarily CODs) In Progress – Full service branch

PLATFORM OVERVIEW - LENDING PAGE 24% Texas Geographic Concentrations1 as of December 31, 2017 Diversification by asset class, geography, and collateral Commercial Finance target mix of 40% Industry leading portfolio yields 1 Excludes factored receivables 26% Colorado 1% Kansas 7% Iowa 17% Illinois

PLATFORM OVERVIEW – COMMERCIAL FINANCE PAGE Triumph Commercial Finance Asset Based Lending Borrowing base working capital lending Focus on facilities between $1MM - $20MM Core industries include manufacturing, distribution, and services Equipment Finance Secured by revenue producing, essential-use equipment with broad resale markets Core markets include transportation, construction, and waste Triumph Business Capital Commercial Finance Triumph Premium Finance Factoring Among the largest discount factors in the transportation sector Clients include small owner-operator trucking companies, mid-sized fleets, and freight broker relationships Expanding client industry niches to include staffing, distribution, and other sectors Premium Finance Customized premium finance solutions for the acquisition of property and casualty insurance coverage We are a market leader for financial services to small businesses and the lower end of the middle market

Long term performance goals vs Actual 2017 PAGE Return on Average Assets (“ROAA”) GAAP: 1.27% Core: 0.96% Goal: > 1.80% Net Overhead Ratio Net Interest Income to Average Assets Credit Costs Pre-Provision Net Revenue Taxes GAAP: 5.47% Core: 5.47% Goal: > 5.00% GAAP: 2.92% Core: 3.41% Goal: < 3.00% GAAP: 2.55% Core: 2.06% Goal: > 2.80% GAAP: 0.41% Core: 0.41% Goal: ~0.40% GAAP: 0.87% Core: 0.69% Goal: ~0.53% Performance metrics presented are for the year ended December 31, 2017. Core performance ratios are adjusted to exclude material gains and expenses associated with merger and acquisition-related activities, including divestitures. Reconciliations of these financial measures can be found at the end of the presentation Performance goals were revised in the 4th quarter of 2017 to reflect the expected impact of the Tax Cuts and Jobs Act

TBK: Return on Investment PAGE

2017 HIGHLIGHTS Diluted earnings per share of $1.81 Net income for 2017 was impacted by (i) a pre-tax gain on sale of Triumph Capital Advisors subsidiary of $20.9 million, or $10.0 million net of taxes and transaction related costs (ii) an income tax charge of $3.0 million related to the re‑measurement of our deferred tax assets and deferred tax liabilities at our new expected effective tax rate due to changes in federal income tax law and regulations, (iii) acquisition-related transaction costs of $1.7 million, and (iv) a $1.3 million impairment charge on core deposit intangible assets associated with acquired public deposits Completed acquisition of nine Colorado branches from Independent Bank Group, Inc. on October 6, 2017 Completed acquisition of Valley Bancorp, Inc. on December 9, 2017 Total loan portfolio growth of $854.0 million Organic loan growth of $595.9 million (30.6%)(2) Commercial finance loan portfolio growth of $283.5 million(2), including a $136.2 million increase in factored receivables Organic commercial real estate loan portfolio growth of $216.7 million PAGE $35.4 million Net income to common stockholders COMMERCIAL FINANCE LOAN GROWTH(2) 46.2% NIM 5.92% Net Interest Margin (5.65% adjusted)(1) ROAA 1.27% Return on Average Assets TCE/TA 9.26% Tangible Common Equity / Tangible Assets(1) Reconciliations of non-GAAP financial measures can be found in the appendix Excludes impact of Triumph Healthcare Finance loan reclassification

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 16.91% in the fourth quarter Average annual charge-off rate of 0.41% over the past 3 years 3,158 factoring clients at December 31, 2017

CONSISTENT RECORD OF growth (Dollars in Millions, Except per Share) PAGE TOTAL ASSETS TOTAL DEPOSITS TANGIBLE BOOK VALUE PER SHARE(1) GROSS LOANS HFI CAGR: 28.4% CAGR: 33.6% CAGR: 12.0% CAGR: 25.9% Reconciliations of non-GAAP financial measures can be found in the appendix

HISTORICAL OUTPERFORMANCE PAGE US Commercial Bank data based on SNL aggregate figures. Year-to-date metrics are annualized Also known as “Net noninterest expense to average assets” Reconciliations of non-GAAP financial measures can be found in the appendix NET INTEREST MARGIN RETURN ON AVERAGE ASSETS RETURN ON AVERAGE TANGIBLE COMMON EQUITY(2) NET OVERHEAD RATIO(1)

Asset quality PAGE NET CHARGE-OFFS / AVERAGE LOANS ALLL / NON-PERFORMING LOANS ALLL / TOTAL LOANS NON-PERFORMING ASSETS / TOTAL ASSETS * Loans with fair value of $95.8 million and original purchase discount of $3.4 million were acquired in the Independent Bank Group, Inc. branch acquisition, and loans with a fair value of $171.2 million and an original purchase discount of $6.6 million were acquired in the Valley Bancorp, Inc. acquisition

LOAN PORTFOLIO DETAIL PAGE Community Banking Commercial Finance Loans Held for Investment Chart data labels – dollars in millions 42735 42825 42916 43008 43100 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,333.94 1,321.6 1,493.4259999999999 1,538.607 1,913.336 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 190.393 203.251 219.904 226.12 254.119 0.28313463766824137 Commercial Finance: Asset based lending (General) 161.45400000000001 166.917 188.25700000000001 193.88399999999999 213.471 0.23784539620287015 Premium Finance 23.971 23.161999999999999 31.274000000000001 57.082999999999998 55.52 6.1859345752740894E-2 Factored receivables 238.19800000000001 242.09800000000001 293.63299999999998 341.88 374.41 0.41716062037614765 Q4 2017 Commercial Finance Products $897.52 Community Banking $1,913.336 Real Estate & Farmland $1,186.673 Commercial Real Estate $745.89300000000003 Commercial $397.702 Construction, Land Development, Land $134.81200000000001 Consumer $31.131 1-4 Family Residential Properties $125.827 Mortgage Warehouse $297.83 Farmland $180.14099999999999 Commercial $397.702 Consumer $31.131 Community Banking Mortgage Warehouse $297.83 Agriculture 136.6 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $745.89300000000003 Construction, Land & Development $134.81200000000001 1-4 Family Residential $125.827 Farmland $180.14099999999999 0.62021150493170041 COMMERCIAL 0.2079101631914102 Agriculture $136.69999999999999 <<<<<<<<<< ROUNDED General $261.10200000000003 <<<<<<<<<< ROUNDED CONSUMER $31.131 1.6270534814585624E-2 MORTGAGE WAREHOUSE $297.83 0.15566006179782327 FACTORED RECEIVABLES Triumph Business Capital $346.31 Triumph Commercial Finance $28.1 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $254.119 ASSET BASED LENDING $213.471 PREMIUM FINANCE $55.52 42735 42825 42916 43008 43100 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Community Banking 1,333.94 1,321.6 1,493.4259999999999 1,538.607 1,913.336 Asset based lending (Healthcare) 79.668000000000006 78.207999999999998 68.605999999999995 67.888999999999996 0 Equipment 190.393 203.251 219.904 226.12 254.119 0.28313463766824137 Commercial Finance: Asset based lending (General) 161.45400000000001 166.917 188.25700000000001 193.88399999999999 213.471 0.23784539620287015 Premium Finance 23.971 23.161999999999999 31.274000000000001 57.082999999999998 55.52 6.1859345752740894E-2 Factored receivables 238.19800000000001 242.09800000000001 293.63299999999998 341.88 374.41 0.41716062037614765 Q4 2017 Commercial Finance Products $897.52 Community Banking $1,913.336 Real Estate & Farmland $1,186.673 Commercial Real Estate $745.89300000000003 Commercial $397.702 Construction, Land Development, Land $134.81200000000001 Consumer $31.131 1-4 Family Residential Properties $125.827 Mortgage Warehouse $297.83 Farmland $180.14099999999999 Commercial $397.702 Consumer $31.131 Community Banking Mortgage Warehouse $297.83 Agriculture 136.6 <<<<<<<<<< MANUAL UPDATE REAL ESTATE Commercial Real Estate $745.89300000000003 Construction, Land & Development $134.81200000000001 1-4 Family Residential $125.827 Farmland $180.14099999999999 0.62021150493170041 COMMERCIAL 0.2079101631914102 Agriculture $136.69999999999999 <<<<<<<<<< ROUNDED General $261.10200000000003 <<<<<<<<<< ROUNDED CONSUMER $31.131 1.6270534814585624E-2 MORTGAGE WAREHOUSE $297.83 0.15566006179782327 FACTORED RECEIVABLES Triumph Business Capital $346.31 Triumph Commercial Finance $28.1 <<<<<<<<<< MANUAL UPDATE EQUIPMENT FINANCE $254.119 ASSET BASED LENDING $213.471 PREMIUM FINANCE $55.52

Deposit Portfolio Detail PAGE *Deposits totaling $160.7 million were assumed in the Independent Bank Group, Inc. branch acquisition, and deposits totaling $293.4 million were assumed in the Valley Bancorp, Inc. acquisition.

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation (cont'd) For theYear Ended For theYear Ended December 31, 2017 December 31, 2017 (Dollars in thousands, except per share amounts) GAAP Core (Dollars in thousands, except per share amounts) GAAP Core Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $,155,684 $,155,684 Provision for Loan Losses $11,628 $11,628 Average Total Assets 2,844,916 2,844,916 Average Total Assets 2,844,916 2,844,916 Net Interest Income to Average Assets 5.4699999999999999E-2 5.4699999999999999E-2 Credit Costs to Average Assets 4.1000000000000003E-3 4.1000000000000003E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $,123,614 $,123,614 Income Tax Expense $24,878 $24,878 Incremental bonus related to transaction 0 -4,814 Tax effect of adjustments 0 5,153 Transaction related costs 0 -2,013 Adjusted Tax Expense 24,878 19,725 Adjusted Noninterest Expense ,123,614 ,116,787 Average Total Assets 2,844,916 2,844,916 Total Noninterest Income 40,656 40,656 Taxes to Average Assets 8.6999999999999994E-3 6.8999999999999999E-3 Gain on sale of subsidiary 0 ,-20,860 Adjusted Noninterest Income 40,656 19,796 Return on Average Total Assets: Net Noninterest Expense $82,958 $96,991 Net Interest Income to Average Assets 5.47% 5.47% Average Total Assets 2,844,916 2,844,916 Net Noninterest Expense to Average Assets Ratio -2.92% -3.41% Net Noninterest Expense to Average Assets Ratio 2.92E-2 3.4099999999999998E-2 Pre-Provision Net Revenue to Average Assets 2.55% 2.6% Credit Costs to Average Assets -0.41% -0.41% Pre-Provision Net Revenue to Average Total Assets: Taxes to Average Assets -0.87% -0.69% Net Interest Income $,155,684 $,155,684 Return on Average Assets 1.2699999999999999E-2 9.6000000000000009E-3 Net Noninterest Expense ,-82,958 ,-96,991 Pre-Provision Net Revenue $72,726 $58,693 Average Total Assets 2,844,916 2,844,916 Pre-Provision Net Revenue to Average Assets 2.5500000000000002E-2 2.06E-2 0 0

FINANCIAL HIGHLIGHTS PAGE Reconciliations of non-GAAP financial measures can be found at the end of the presentation Asset quality ratios exclude loans held for sale

NON-GAAP FINANCIAL RECONCILIATION PAGE Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding our operational performance and to enhance investors' overall understanding of such financial performance. Metrics and non-GAAP financial reconciliation

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation (cont’d)

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation (cont’d)

NON-GAAP FINANCIAL RECONCILIATION PAGE Metrics and non-GAAP financial reconciliation (cont’d)